Exhibit 32.1

                           CERTIFICATION PURSUANT TO SECTION 906
                             OF THE SARBANES-OXLEY ACT OF 2002,
                                   18 U.S.C. SECTION 1350

In  connection  with the Annual Report on Form 10-K of Teton  Petroleum  Company
(the  "Company")  for the period  ended  December  31, 2004 to be filed with the
Securities and Exchange  Commission on or about the date hereof (the  "Report"),
I, Karl F. Arleth, the Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)  The Report fully complies with the requirements of Section 13 (a) or 15 (d)
     of the Securities Exchange Act of 1934; and

(2)  The information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

It is not intended that this statement be deemed to be filed for purposes of the
Securities Exchange Act of 1934.

Dated: March 29, 2005

                                              /s/ Karl F. Arleth
                                              ------------------
                                              Name: Karl F. Arleth
                                              Title: Chief Executive Officer